                                POWER OF ATTORNEY

     I, Brian M.  Storms,  Trustee of The UBS Funds and UBS  Relationship  Funds
(each a  "Trust"),  hereby  constitute  and appoint  Amy R.  Doberman,  David M.
Goldenberg,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

                   Signature              Title              Date
                   ---------              -----              ----

/s/Brian M. Storms                       Trustee         May 19, 2003
-----------------------------------
Brian M. Storms

                                POWER OF ATTORNEY

     I, Joseph  Varnas,  President of The UBS Funds and UBS  Relationship  Funds
(each a  "Trust"),  hereby  constitute  and appoint  Amy R.  Doberman,  David M.
Goldenberg,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my  capacity  as  President  of the Trusts,  any  amendments  to the current  registration  statements  of the Trusts on Form N-1A (as filed with the
Securities  and Exchange  Commission)  and any  registration  statements  of the
Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities
and  Exchange  Commission,   and  all  instruments  necessary  or  desirable  in
connection  therewith,  and hereby  ratify and confirm my signature as it may be signed by said attorneys to these  registration  statements,  amendments to such registration statements and other instruments.

                   Signature              Title              Date
                   ---------              -----              ----

/s/Joseph Varnas                       Trustee         May 19, 2003
-----------------------------------
Joseph Varnas